UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D. C. 20549

FORM 8-K/A

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) August 5, 2004

MGP Ingredients, Inc.
(Exact name of registrant as specified in its charter)

KANSAS	0-17196	48-0531200
(State or other jurisdiction of	(Commission	(IRS Employer Identification No.)
incorporation)	File Number)

1300 Main Street
Box 130
Atchison, Kansas 66002
(Address of principal executive offices) (Zip Code)

(913) 367-1480
(Registrant’s telephone number, including area code)

Item 7. Exhibits.

99.1	Press Release dated August 5, 2004, furnished solely for the purposes of incorporation by reference into Items 9 and 12 herein.

Item 9. Regulation FD Disclosure.

         Attached as Exhibit 99.1 is the press release which was issued on August 5, 2004 by MGP Ingredients, Inc. (the “Company”), announcing fourth quarter operating results for fiscal year 2004. The financial page accompanying the press release attached to the Form 8-K filed on August 5 was not in the form issued by the Company; the amount shown for receivables at June 30, 2004 was not correct and should have been $34,243,000 instead $32,243,000.

Item 12. Results of Operations and Financial Condition.

         On August 5, 2004 the Company announced financial results for the fourth quarter and fiscal year ended June 30, 2004. The press release dated August 5, 2004 is furnished pursuant to Item 9, Regulation FD and Item 12, Disclosure of Results of Operations and Financial Condition.

SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MGP INGREDIENTS, INC.

Date: August 6, 2004	By:/s/ Brian T. Cahill
Brian T. Cahill Vice President and Chief Financial Officer

INDEX TO EXHIBITS

99.1	Press Release dated August 5, 2004, furnished solely for the purpose of incorporation by reference into Items 9 and 12 herein.